                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant of Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): NOVEMBER 21, 2000
                                                        -----------------



                        N.U. PIZZA HOLDING CORPORATION
                        -------------------------------
             (Exact name of registrant as specified in its charter)



             NEVADA                  0-19522                95-3656327
         (State or other           (Commission            (IRS Employer
         jurisdiction of           File Number          Identification No.)
          incorporation)


           3550 Wilshire Boulevard, Suite 1725, Los Angeles, CA 90010
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (213) 252-9991
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

(a) (i) The Company has appointed Wall Street Marketing Group, Inc. as investor relations firm. The primary strategic objective is to help increase shareholder value and the stock price of the company. Wall Street Marketing Group, Inc. will also assist the Company in raising capital and developing and acquiring new growth vehicles.

(a) (ii)  The Company has elected Allen Chung to its Board of Directors.

(a) (iii) The Board of Directors approved a reverse stock split of 50 (fifty)- to-1 (one) for the Company's common stock, effective as of December 15, 2000.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Financial Statements of Business Acquired

          Not Applicable

(b)       Pro Forma Financial Information

          Not Applicable

(c)       Exhibits

          Not Applicable


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       N.U. PIZZA HOLDING CORPORATION


Date:  November 21, 2000               /s/ Daniel Rouse
                                       -----------------------
                                       Daniel Rouse
                                       President